UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05802)

Exact name of registrant as specified in charter: Putnam Pennsylvania Tax Exempt Income
Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2008

Date of reporting period:June 1, 2007 — November 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Pennsylvania Tax Exempt Income Fund

11|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Pennsylvania
Tax Exempt
Income Fund

11| 30| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

As we look toward the new year, we note that 2007 was marked by heightened market turbulence. Stock market indexes in the United States reached new highs in July and again in October, but volatility was the norm rather than the exception. Business losses related to the subprime mortgage sector were farther-reaching and more acute than many observers had predicted, and the market’s daily fluctuations were understandably unsettling. Putnam’s bond funds generally provided sources of stability and income to investors’ portfolios in spite of these difficulties, while international funds posted continued strong gains. Importantly, the U.S. economy registered some of the strongest growth of this business expansion in the spring and summer months, creating a cushion that, along with timely action by the Federal Reserve, should help to support moderate economic growth in 2008. Although the events of the past year have tested the mettle of long-term investors, they also help us to understand the importance of certain time-tested principles: the wisdom of a long-term perspective, the power of stocks to achieve capital growth over long periods, and the benefits of diversification across asset classes.

We are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the firm has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Pennsylvania Tax Exempt Income Fund:
Pursuing tax-advantaged income
for Pennsylvania-based investors

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of their investment income. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly. And the sheer size of the Pennsylvania municipal bond market provides a wide array of investment opportunities.

Putnam Pennsylvania Tax Exempt Income Fund seeks to capitalize on investment opportunities by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower
tax rates would not be as advantageous.

Performance snapshot

Putnam Pennsylvania Tax
Exempt Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge; had they, returns would have been lower. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We are pleased to report that, despite significant market volatility during the six months ended November 30, 2007, your fund’s class A shares posted a positive 2.20% return based on results before sales charges. Our emphasis on higher-quality bonds and bonds with intermediate and somewhat shorter maturities helped during this difficult period, and enabled the fund to outpace the average Pennsylvania tax-free fund, as measured by Lipper.

However, the fund did not keep pace with its benchmark, the Lehman Municipal Bond Index. We believe this reflects the limitations inherent in a single-state fund. By comparison, the benchmark portfolio may invest in bonds issued by any state, which greatly expands the set of available investment opportunities.

Market overview

The crisis in the subprime mortgage lending market that began this summer weighed on the performance of many fixed-income sectors, including municipal bonds, during the six months ended November 30, 2007. While the fund did not invest directly in subprime securities, the severity of the crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios.

Prices fell and yields rose on all but the highest-quality securities, as investors demanded more return on riskier bonds amid increased concerns that the economy might weaken. Well-publicized difficulties at several major investment banks and among the insurers of repackaged loans added to investors’ uncertainty. Ultimately, issuers were forced to increase yields on new, lower-rated bonds to attract sufficient investor interest.

Demand for longer-maturity bonds also weakened, as investors reassessed the slim yield advantage being offered as compensation for holding longer-dated securities. In contrast, bonds with shorter maturities generally performed well, as investors began to anticipate the possibility of further rate reductions by the Federal Reserve (the Fed).

When Pennsylvania’s Governor Edward Rendell first took office in 2003, he inherited a $2.4 billion deficit. His two terms as governor have included numerous tussles with state legislators and sweeping plans for reform in health care, education, and funding for renewable energy technology. Meanwhile Pennsylvania’s tax revenues have grown by 6% a year, mirroring the growth of personal income. The Commonwealth’s general obligation bonds, which are backed by taxpayer receipts, are generally rated a solid Aa2/AA by Moody’s and Standard & Poor’s, respectively. Top-rated Aaa bonds accounted for about 60% of the fund’s portfolio as of the end of November.

Strategy overview

Our emphasis on higher-quality bonds and bonds with intermediate and somewhat shorter maturities was a positive during this volatile period. These included municipal bonds issued for the benefit of institutions of higher learning — a significant force in Pennsylvania’s economy. Public power companies and single-family housing bonds were also positive contributors. Municipal revenue bonds issued for power companies tend to have higher credit ratings, reflecting the view that their earnings are relatively steady and less affected by economic cycles than other businesses. When interest rates rise and home prices fall, homeowners are less likely to refinance. In both cases, we targeted higher-quality bonds with shorter maturities.

Given the high degree of volatility in the markets, we did not have a strong

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 11/30/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

enough conviction about how the Fed might act and how its actions would affect interest rates. Therefore, we maintained a neutral duration strategy relative to the fund’s Lipper peer group. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) A shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. During the fiscal period, our strategy neither helped nor hurt the fund’s results.

Your fund’s holdings

During volatile markets, investors typically seek the perceived safety of shorter-term, higher-quality bonds. In addition to Treasury securities, municipal bonds with higher ratings —such as those issued by colleges and universities — became more popular during the period, and the fund benefited from its holdings in this sector. Your fund’s portfolio includes a variety of municipal bonds issued for schools, ranging in quality from AA to BBB by Standard & Poor’s. Names in the portfolio include Drexel University and Widener University, as well as smaller schools like Haverford College and St. Vincent College. Some of these bonds are higher yielding because they are issued by non-profits, and some are smaller, less well endowed schools, but we believe they are all likely to remain in business for many years.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Single-family housing bonds also contributed positively to your fund’s results, and here, too, we tended to emphasize quality issues with shorter maturities. Pennsylvania Housing Finance Agency is a good example. The bonds are rated AA+ and mature in 2012. We also diversified the portfolio with Puerto Rico Housing Finance Corporation single-family housing bonds. The mortgages that secure these bonds are insured by GNMA, FNMA, and FHLMA, so Moody’s gives the bonds an Aaa rating.

Public power company bonds represent another high-quality sector that performed well for the fund. The portfolio includes revenue bonds issued for PSEG (Public Service Electric and Gas Company), which has operations in Pennsylvania as well as New Jersey) and Puerto Rico Electric and Power Authority. Most issuers in this sector are rated BBB or higher, and the companies’ earnings tend to be relatively stable, which makes them highly sought after during periods of economic flux.

Your fund’s emphasis on tobacco settlement bonds has been a positive contributor to performance in the past, but during the six months ended November 30, 2007, these issues under-performed the market. (Tobacco settlement bonds are secured by income promised to various states through litigation settlements from tobacco companies.) Although tobacco bonds typically carry an investment-grade

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

rating, past legal challenges have made the sector as a whole volatile. Because Pennsylvania does not issue tobacco settlement bonds, some time ago we purchased Children’s Trust Fund of Puerto Rico Tobacco Settlement revenue bonds. These bonds continue to offer attractive yields while adding to the fund’s diversification, and the interest they pay passes free of income tax to Pennsylvania residents. Unfortunately, a recent increase in new issues of tobacco bonds coincided with diminished demand, depressing prices. Even though our slightly overweight position detracted from results during this fiscal period, we have maintained our position in the belief that these bonds will return to investor favor.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — three times in late 2007 to restore liquidity in the financial markets. Recent comments from several board members, including Fed Chairman Ben Bernanke, indicate that the central bank may be prepared to cut interest rates further to keep the economy from sliding into a recession. It appears the board is concerned that the turmoil over the credit market woes has raised the downside risks to growth over the next few quarters.

We expect to see continued volatility in the coming months. Having said that, the silver lining in any period of market uncertainty is that many securities may become available at attractive prices. We have been finding compelling values among investment-grade bonds — those rated Baa and above — and have added to the fund’s holdings in this area. We also plan to add selectively to the fund’s position in lower- and non-rated bonds as opportunities become available. Relative to its peers, the fund held fewer securities from this part of the credit spectrum at the end of the period. We believe that judiciously increasing the fund’s holdings in this area now will position the fund to benefit when the market recovers.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other nontaxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 11/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	5.95%	5.72%	5.20%	5.20%	5.15%	5.15%	5.59%	5.40%

10 years	53.53	47.44	43.85	43.85	42.26	42.26	48.86	43.96
Annual average	4.38	3.96	3.70	3.70	3.59	3.59	4.06	3.71

5 years	23.51	18.70	19.64	17.64	18.87	18.87	21.52	17.69
Annual average	4.31	3.49	3.65	3.30	3.52	3.52	3.98	3.31

3 years	11.70	7.25	9.60	6.61	9.17	9.17	10.59	7.00
Annual average	3.76	2.36	3.10	2.16	2.97	2.97	3.41	2.28

1 year	2.51	–1.57	1.75	–3.17	1.69	0.70	2.10	–1.23

6 months	2.20	–1.92	1.87	–3.13	1.82	0.81	2.05	–1.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results.

After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 11/30/07

		Lipper Pennsylvania
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	6.48%	5.96%

10 years	67.60	51.93
Annual average	5.30	4.26

5 years	25.68	21.82
Annual average	4.68	4.01

3 years	13.23	10.96
Annual average	4.23	3.52

1 year	2.71	1.05

6 months	2.40	0.95

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/07, there were 57, 57, 51, 51, 48, and 9 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	5.93%	5.70%	5.18%	5.18%	5.14%	5.14%	5.57%	5.38%

10 years	51.56	45.46	42.24	42.24	40.62	40.62	47.14	42.31
Annual average	4.25	3.82	3.59	3.59	3.47	3.47	3.94	3.59

5 years	21.10	16.26	17.45	15.46	16.72	16.72	19.51	15.54
Annual average	3.90	3.06	3.27	2.92	3.14	3.14	3.63	2.93

3 years	10.52	6.07	8.49	5.53	8.09	8.09	9.66	6.07
Annual average	3.39	1.98	2.75	1.81	2.63	2.63	3.12	1.98

1 year	2.84	–1.27	2.30	–2.65	2.14	1.15	2.54	–0.80

6 months	2.78	–1.28	2.56	–2.44	2.50	1.50	2.62	–0.67

Fund price and distribution information

For the six-month period ended 11/30/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.176186		$0.147161	$0.140549	$0.163233

Capital gains[2]	—		—	—	—

Total	$0.176186		$0.147161	$0.140549	$0.163233

Share value:	NAV	POP†	NAV	NAV	NAV	POP

5/31/07	$9.03	$9.41	$9.02	$9.02	$9.03	$9.33

11/30/07	9.05	9.43	9.04	9.04	9.05	9.35

Current yield (end of period)

Current dividend rate[3]	3.89%	3.73%	3.25%	3.10%	3.60%	3.48%

Taxable equivalent[4]	6.17	5.92	5.16	4.92	5.71	5.52

Current 30-day SEC yield[5]
(with expense limitation)	N/A	3.15	2.65	2.49	N/A	2.90

Taxable equivalent[4]	N/A	5.00	4.21	3.95	N/A	4.60

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s year-end.

† Reflects an increase in sales charges that took effect on 1/2/08.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 37.00% federal and state combined tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 5/31/07

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.91%	1.55%	1.70%	1.20%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Pennsylvania Tax Exempt Income Fund from June 1, 2007, to November 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.50	$ 7.72	$ 8.48	$ 5.96

Ending value (after expenses)	$1,022.00	$1,018.70	$1,018.20	$1,020.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2007, use the calculation method below. To find the value of your investment on June 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.50	$ 7.72	$ 8.47	$ 5.96

Ending value (after expenses)	$1,020.55	$1,017.35	$1,016.60	$1,019.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio	0.89%	1.53%	1.68%	1.18%

Average annualized expense ratio
for Lipper peer group*	0.90%	1.54%	1.69%	1.19%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Pennsylvania Tax
Exempt Income Fund	15%	8%	16%	17%	22%

Lipper Pennsylvania Municipal
Debt Funds category average	21%	23%	18%	18%	19%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 11/30/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2007, and November 30, 2006.

Trustee and Putnam employee fund ownership

As of November 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$38,000	$ 92,000,000

Putnam employees	$20,000	$770,000,000

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, and Ohio. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Managed Municipal Income Trust and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2007, Portfolio Member Thalia Meehan became Portfolio Leader of your fund, following the departure of Jim St. John from your team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 63rd percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Pennsylvania Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

50th	42nd	46th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 52, 51, and 51 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Pennsylvania Municipal Debt Funds category for the 1-, 5-, and 10-year periods ended December 31, 2007 were 14%, 33%, and 41%, respectively. Over the 1-, 5-, and 10-year periods ended December 31, 2007, the fund ranked 8th out of 57, 17th out of 51, and 20th out of 48 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/07 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
CIFG CIFG Assurance North America, Inc.	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized	XLCA XL Capital Assurance
FRN Floating Rate Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (99.4%)*

	Rating**	Principal amount	Value

Pennsylvania (92.5%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev.
Bonds, Ser. A, 5s, 2/15/16	Baa3	$1,270,000	$1,309,522
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Children’s Hosp.), MBIA, 5 3/8s, 7/1/17
(Prerefunded)	Aaa	2,450,000	2,696,176
(Hlth. Syst.-West PA), Ser. A, 5s, 11/15/28	Ba2	795,000	706,954
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.)
6s, 1/15/14	Baa1	2,555,000	2,587,730
Ser. A, 5.6s, 9/1/30	Baa1	500,000	511,190
Allegheny Cnty., Redev. Auth. Tax Increment
Rev. Bonds (Waterfront), Ser. B, 6.4s,
12/15/18 (Prerefunded)	AAA/P	1,200,000	1,318,308
Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, MBIA
5 1/2s, 12/1/30 (Prerefunded)	Aaa	1,695,000	1,817,176
5 1/2s, 12/1/30	Aaa	305,000	324,648
Berks Cnty., Muni. Auth. Rev. Bonds (Albright
College), 5 3/8s, 10/1/28	Baa3	735,000	742,247
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(Pennswood Village), 6s, 10/1/34
(Prerefunded)	BBB+	1,000,000	1,124,610
AMBAC, 5 1/2s, 9/15/17 #	Aaa	1,000,000	1,069,410
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A,
5.4s, 1/1/15	BB/P	240,000	243,084
Bucks Cnty., Indl. Dev. Auth. Solid Waste
Mandatory Put Bonds (Waste Mgmt., Inc.),
4.9s, 2/1/08	BBB	2,250,000	2,253,150
Burrell, PA School Dist. G.O. Bonds,
Ser. A, FSA, 5s, 7/15/25	Aaa	1,000,000	1,050,260

MUNICIPAL BONDS AND NOTES (99.4%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	$1,295,000	$1,317,624
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.), 7 5/8s, 7/1/34
(Prerefunded)	AAA/P	500,000	595,665
Dauphin Cnty., G.O. Bonds, AMBAC, 5.1s,
11/15/18 (Prerefunded)	Aaa	1,010,000	1,070,741
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev.
Bonds (Dauphin Cons. Wtr. Supply), Ser. A,
6.9s, 6/1/24	A3	1,000,000	1,239,970
Delaware Cnty., College Auth. Rev. Bonds
(Haverford College), 5 3/4s, 11/15/25	Aa2	1,000,000	1,075,520
(Neumann College), 5 1/8s, 10/1/11	BBB–	1,300,000	1,323,660
Delaware Cnty., Indl. Dev. Auth. Resource
Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	1,200,000	1,224,840
Delaware River Joint Toll Bridge Rev. Bonds,
5 1/4s, 7/1/20 (Prerefunded)	A2	1,130,000	1,236,480
Delaware Valley, Regl. Fin. Auth. Rev. Bonds,
Ser. B, AMBAC, 5.7s, 7/1/27	Aaa	3,030,000	3,508,346
Eastern York, School Dist. G.O. Bonds, Ser. A,
FSA, 5s, 9/1/25	Aaa	1,600,000	1,685,536
Easton, Area School Dist. G.O. Bonds, FRN,
Ser. 05, FSA, 7 1/2s, 4/1/21	Aaa	1,000,000	1,248,020
Economy, Muni. Auth. Swr. Rev. Bonds, FSA,
5s, 12/15/28	Aaa	2,755,000	2,877,653
Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	Baa1/F	465,000	468,357
Exeter Twp., School Dist. G.O. Bonds, FGIC,
5s, 5/15/23	Aaa	1,000,000	1,043,280
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.)
5 1/2s, 3/15/26 (Prerefunded)	AA–	1,500,000	1,661,400
Ser. A, 5s, 3/15/26	Aa3	1,000,000	1,014,010
Lancaster, Higher Ed. Auth. Rev. Bonds
(Franklin & Marshall College), Ser. A,
5 1/4s, 4/15/14	A1	1,000,000	1,077,220
Langhorne Manor Boro., Higher Edl. & Hlth.
Auth. Rev. Bonds (Woods Svcs.), Radian Insd.,
5.1s, 11/15/21	AA	1,285,000	1,293,622
Latrobe, Indl. Dev. Auth. Rev. Bonds
(St. Vincent College), 5.7s, 5/1/31	Baa1	1,500,000	1,509,600
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network)
Ser. A, 5 1/4s, 7/1/32	A1	2,750,000	2,780,690
FSA, 5 1/4s, 7/1/16	Aaa	1,950,000	2,073,396
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 5s, 1/1/27	BBB+	500,000	470,675

MUNICIPAL BONDS AND NOTES (99.4%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Montenay Resource Recvy.), Ser. A, MBIA,
5 1/4s, 11/1/14	Aaa	$2,175,000	$2,394,023
Nazareth, Area School Dist. G.O. Bonds,
Ser. A, FSA
5s, 2/15/29 (Prerefunded)	Aaa	1,600,000	1,748,032
5s, 2/15/28 (Prerefunded)	Aaa	1,525,000	1,666,093
New Morgan, Indl. Dev. Auth. Solid Waste
Disp. Rev. Bonds (New Morgan Landfill
Co., Inc.), 6 1/2s, 4/1/19	BB–	450,000	451,994
New Wilmington, Muni. Auth. Rev. Bonds
(Westminster College), Ser. GG4, Radian Insd.,
5s, 5/1/27	AA	1,040,000	1,014,718
Northeastern York, School Dist. G.O. Bonds,
XLCA, 5s, 3/1/21	AAA	1,035,000	1,103,558
PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A , 6 1/4s, 11/1/31	A2	1,000,000	1,047,090
PA Econ. Dev. Fin. Auth. Solid Waste Disp.
Rev. Bonds (Procter & Gamble Paper),
5 3/8s, 3/1/31	Aa3	1,000,000	1,077,000
PA Fin., Auth. Rev. Bonds (Penn Hills), Ser. B,
AMBAC, zero %, 12/1/27	Aaa	1,000,000	382,210
PA Hsg. Fin. Agcy. Rev. Bonds (Single Family
Mtge.), Ser. 88A
3.9s, 10/1/12	AA+	810,000	802,524
3.9s, 4/1/12	AA+	790,000	782,930
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A,
6.6s, 1/1/19	B+	600,000	600,294
PA State Higher Edl. Fac. Auth. G.O. Bonds
(Allegheny), Ser. B, 6 1/8s, 11/1/13	A–	225,000	225,257
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), 5 1/2s, 5/1/12	A+	3,000,000	3,189,960
(Widener U.), 5 1/4s, 7/15/24	BBB+	1,000,000	1,015,960
(Assn. Indpt. Colleges & U. — Gwynedd
Mercy), Ser. GG5, Radian Insd.,
5 1/8s, 5/1/32	AA	1,020,000	998,390
(Philadelphia U.), 5s, 6/1/30	Baa2	200,000	194,990
(Assn. Indpt. Colleges U. Fin.), FGIC,
5s, 11/1/24	Aaa	1,250,000	1,304,888
(Philadelphia U.), 5s, 6/1/22	Baa2	330,000	333,726
(Philadelphia College of Osteopathic Med.),
5s, 12/1/15	A	1,485,000	1,586,619
PA State Pub. School Bldg. Auth. Rev. Bonds
(Philadelphia School Dist.), FSA, 5 1/4s,
6/1/25 (Prerefunded)	Aaa	3,000,000	3,282,030
(Career Inst. of Tech.), FGIC, 5s, 11/15/28	Aaa	1,000,000	1,043,520

MUNICIPAL BONDS AND NOTES (99.4%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northhampton Cnty.), Ser. B, AMBAC,
5s, 9/1/24	AAA	$3,280,000	$3,430,454
(School Dist. Philadelphia), Ser. B, FSA,
4 3/4s, 6/1/30	Aaa	2,000,000	2,030,700
PA State Tpk. Comm. Rev. Bonds, Ser. A,
AMBAC, 5s, 12/1/34	Aaa	2,055,000	2,130,994
PA State U. Rev. Bonds, 5s, 9/1/24	Aa2	3,000,000	3,173,250
Pennsbury, School Dist. G.O. Bonds, FSA,
5s, 8/1/25	Aaa	2,000,000	2,090,780
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	1,980,000	2,070,446
Philadelphia, Auth. for Indl. Dev. Rev. Bonds,
Ser. B, FSA, 5 1/4s, 10/1/11 (Prerefunded)	Aaa	1,690,000	1,811,122
Philadelphia, Auth. for Indl. Dev. VRDN
(Fox Chase Cancer Ctr.), Ser. A, 3.57s,
7/1/31 (Citizens Bank of PA)	A–1+	5,300,000	5,300,000
Philadelphia, Gas Wks. Rev. Bonds
Ser. 2nd, FSA, 5 1/2s, 7/1/16 (Prerefunded)	Aaa	2,600,000	2,716,064
Ser. 3rd, FSA, 5 1/8s, 8/1/31 (Prerefunded)	Aaa	2,000,000	2,128,900
Ser. A-1, FSA, 5s, 9/1/26	Aaa	2,000,000	2,069,200
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	Ca	2,416,410	4,833
(Graduate Hlth. Syst. Oblig. Group), 6 5/8s,
7/1/21 (In default) †	Ca	714,063	1,428
(Jeanes Hlth. Syst.), 6.6s, 7/1/10
(Prerefunded)	Aaa	873,554	912,358
(Cmnty. College of Philadelphia), AMBAC,
5 1/2s, 5/1/18 (Prerefunded)	Aaa	1,585,000	1,715,366
(Children’s Hosp. of Philadelphia), Ser. A,
4 1/2s, 7/1/33	Aa2	1,500,000	1,434,075
Philadelphia, School Dist. G.O. Bonds
Ser. C, MBIA, 5 3/4s, 3/1/29 (Prerefunded)	Aaa	8,250,000	8,696,903
Ser. B, FGIC, 5 5/8s, 8/1/21 (Prerefunded)	Aaa	3,000,000	3,298,590
Ser. A, AMBAC, 5s, 8/1/22	Aaa	1,000,000	1,055,210
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
MBIA, 6 1/4s, 8/1/08	Aaa	2,000,000	2,038,240
Pocono Mountain, School Dist. G.O. Bonds,
Ser. C, FSA, 5s, 9/1/34	Aaa	2,000,000	2,085,540
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	1,935,000	2,132,196
5 7/8s, 12/1/31	A	565,000	590,385
Schuylkill Valley, School Dist. G.O. Bonds,
Ser. A, FGIC, 5s, 4/1/20	Aaa	1,015,000	1,084,710
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	1,500,000	1,698,285

MUNICIPAL BONDS AND NOTES (99.4%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Scranton, School Dist. G.O. Bonds, Ser. A,
FSA, 5s, 7/15/27	AAA	$2,340,000	$2,457,398
Seneca Valley, School Dist. G.O. Bonds, FGIC,
5 1/8s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,098,340
Shaler, Area School Dist. G.O. Bonds, XLCA,
zero %, 9/1/29	Aaa	2,660,000	936,559
State Pub. School Bldg. Auth. Rev. Bonds
(Richland School Dist.), FGIC, 5s, 11/15/29
(Prerefunded)	Aaa	5,000,000	5,478,100
Washington Cnty., Hosp. Auth. Rev. Bonds
(WA Hosp.), AMBAC, 5 1/2s, 7/1/17	Aaa	1,200,000	1,353,144
Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
7 3/4s, 1/1/29	B/P	275,000	308,369
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27
(Prerefunded)	BBB+	1,500,000	1,648,005
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	511,845
Wilkes-Barre, Fin. Auth. (Wilkes U.),
5s, 3/1/22	BBB	625,000	629,550
York Cnty., Indl. Dev. Auth. Rev. Bonds
(PSEG Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	750,000	779,213
			146,697,128

Puerto Rico (6.9%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 3/8s, 5/15/33	BBB	1,645,000	1,619,174
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
MBIA, 5 3/4s, 7/1/26 (Prerefunded)	Aaa	2,500,000	2,654,875
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/16	Baa3	750,000	790,358
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. I, 5 1/4s, 7/1/29	Baa3	1,500,000	1,525,770
PR Elec. Pwr. Auth. Rev. Bonds, Ser. KK,
5s, 7/1/10	A3	500,000	518,035
PR Hsg. Fin. Corp. Rev. Bonds, Ser. B, GNMA
Coll., FNMA Coll., FHLMC Coll., 4.45s, 6/1/27	Aaa	1,275,000	1,276,709
PR Indl. Tourist Edl. Med. & Env. Control Fac.
Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	1,500,000	1,591,320
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5s, 8/1/11	Baa3	750,000	779,888
PR Sales Tax Fin. Corp. Rev. Bonds, Ser. A,
FGIC, zero %, 8/1/41	Aaa	1,000,000	184,820
			10,940,949

TOTAL INVESTMENTS

Total investments (cost $154,248,777)			$157,638,077

  * Percentages indicated are based on net assets of $158,651,805.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at November 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2007.

At November 30, 2007, liquid assets totaling $83,072 have been designated as collateral for open swap contracts.

The rates shown on VRDN, FRN and Mandatory Put Bonds are the current interest rates at November 30, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at November 30, 2007 (as a percentage of net assets):

Local government	26.4%
Health care	17.4
Education	14.8
Utilities and power	12.6
State government	11.9

The fund had the following insurance concentrations greater than 10% at November 30, 2007 (as a percentage of net assets):

FSA	20.8%
MBIA	13.0

FUTURES CONTRACTS OUTSTANDING at 11/30/07 (Unaudited)

	Number of			Expiration	Unrealized
		contracts	Value	date	depreciation

U.S. Treasury Note 2 yr (Short)		4	$840,438	Mar-08	$(85)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/07 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by		Unrealized
Notional amount	date	fund per annum	or paid by fund		appreciation

Goldman Sachs International
$1,000,000	2/28/08	—	4.147% minus		$43,763
			Municipal Market
			Data Index AAA
			municipal yields
			10 Year rate

Lehman Brothers Special Financing, Inc.
1,000,000	2/29/08	—	4.27% minus		36,052
			Lehman Brothers
			Municipal Swap
			Index

2,200,000	2/12/08	—	3.27% minus		3,257
			Municipal Market
			Data Index AAA
			municipal yields

Total					$83,072

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $154,248,777)	$157,638,077

Cash	1,447,682

Interest and other receivables	2,279,993

Receivable for shares of the fund sold	32,371

Receivable for securities sold	245,000

Receivable from Manager (Note 2)	50,779

Unrealized appreciation on swap contracts (Note 1)	83,072

Receivable for variation margin (Note 1)	280

Total assets	161,777,254

LIABILITIES

Distributions payable to shareholders	165,543

Payable for securities purchased	2,418,663

Payable for shares of the fund repurchased	137,380

Payable for compensation of Manager (Note 2)	197,687

Payable for investor servicing fees (Note 2)	26,172

Payable for Trustee compensation and expenses (Note 2)	66,534

Payable for administrative services (Note 2)	1,257

Payable for distribution fees (Note 2)	63,167

Other accrued expenses	49,046

Total liabilities	3,125,449

Net assets	$158,651,805

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$157,338,009

Undistributed net investment income (Note 1)	37,569

Accumulated net realized loss on investments (Note 1)	(2,196,060)

Net unrealized appreciation of investments	3,472,287

Total — Representing net assets applicable to capital shares outstanding	$158,651,805

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($135,824,542 divided by 15,014,260 shares)	$9.05

Offering price per class A share
(100/96.00 of $9.05)*†	$9.43

Net asset value and offering price per class B share
($19,685,252 divided by 2,178,117 shares)**	$9.04

Net asset value and offering price per class C share
($988,859 divided by 109,406 shares)**	$9.04

Net asset value and redemption price per class M share
($2,153,152 divided by 237,853 shares)	$9.05

Offering price per class M share
(100/96.75 of $9.05)***	$9.35

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

  † Reflects a maximum front end sales charge for Class A shares of 4.00%, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/07 (Unaudited)

INTEREST INCOME	$3,803,510

EXPENSES

Compensation of Manager (Note 2)	399,152

Investor servicing fees (Note 2)	57,514

Custodian fees (Note 2)	3,674

Trustee compensation and expenses (Note 2)	12,593

Administrative services (Note 2)	7,724

Distribution fees — Class A (Note 2)	142,909

Distribution fees — Class B (Note 2)	89,627

Distribution fees — Class C (Note 2)	3,281

Distribution fees — Class M (Note 2)	5,839

Other	65,761

Non-recurring costs (Notes 2 and 5)	63

Costs assumed by Manager (Notes 2 and 5)	(63)

Total expenses	788,074

Expense reduction (Note 2)	(61,827)

Net expenses	726,247

Net investment income	3,077,263

Net realized loss on investments (Notes 1 and 3)	(163,547)

Net realized loss on swap contracts (Note 1)	(34,460)

Net realized gain on futures contracts (Note 1)	32,775

Net unrealized appreciation of investments, futures contracts
and swap contracts during the period	468,640

Net gain on investments	303,408

Net increase in net assets resulting from operations	$3,380,671

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	11/30/07*	5/31/07

Operations:
Net investment income	$ 3,077,263	$ 6,358,731

Net realized gain (loss) on investments	(165,232)	200,297

Net unrealized appreciation of investments	468,640	188,285

Net increase in net assets resulting from operations	3,380,671	6,747,313

Distributions to shareholders (Note 1):

From tax-exempt net investment income

Class A	(2,657,773)	(5,419,180)

Class B	(345,043)	(857,737)

Class C	(9,964)	(5,520)

Class M	(42,282)	(82,717)

Decrease from capital share transactions (Note 4)	(4,847,656)	(13,148,639)

Total decrease in net assets	(4,522,047)	(12,766,480)

NET ASSETS

Beginning of period	163,173,852	175,940,332

End of period (including undistributed net investment
income of $37,569 and $15,368, respectively)	$158,651,805	$163,173,852

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a) (in thousands)		assets (%)(b) net assets (%)		(%)

CLASS A
November 30, 2007**	$9.03	.18	.02	.20	(.18)	(.18)	—	$9.05	2.20*	$135,825	.45*	1.97*	6.84*
May 31, 2007	9.01	.35(c)	.02	.37	(.35)	(.35)	—	9.03	4.15	137,594	.91(c)	3.84(c)	15.00
May 31, 2006	9.22	.35	(.22)	.13	(.34)	(.34)	—(d)	9.01	1.49	143,442.87		3.81	7.51
May 31, 2005	8.88	.37(c)	.33	.70	(.36)	(.36)	—(d)	9.22	8.01	150,997	.90(c)	4.04(c)	16.25
May 31, 2004	9.27	.37(c)	(.39)	(.02)	(.37)	(.37)	—	8.88	(.21)	152,997	.89(c)	4.08(c)	17.09
May 31, 2003	8.91	.42	.36	.78	(.42)	(.42)	—	9.27	8.98	187,002.88		4.62	21.79

CLASS B
November 30, 2007**	$9.02	.15	.02	.17	(.15)	(.15)	—	$9.04	1.87*	$19,685	.77*	1.65*	6.84*
May 31, 2007	9.00	.29(c)	.02	.31	(.29)	(.29)	—	9.02	3.49	22,889	1.55(c)	3.19(c)	15.00
May 31, 2006	9.21	.29	(.21)	.08	(.29)	(.29)	—(d)	9.00	.84	30,224	1.52	3.15	7.51
May 31, 2005	8.87	.31(c)	.33	.64	(.30)	(.30)	—(d)	9.21	7.29	41,114	1.55(c)	3.40(c)	16.25
May 31, 2004	9.26	.31(c)	(.39)	(.08)	(.31)	(.31)	—	8.87	(.87)	50,613	1.54(c)	3.43(c)	17.09
May 31, 2003	8.90	.36	.36	.72	(.36)	(.36)	—	9.26	8.29	74,250	1.53	3.97	21.79

CLASS C
November 30, 2007**	$9.02	.14	.02	.16	(.14)	(.14)	—	$9.04	1.82*	$989	.84*	1.57*	6.84*
May 31, 2007†	9.12	.19(c)	(.10)	.09	(.19)	(.19)	—	9.02	.92*	340	1.12*(c)	2.06*(c)	15.00

CLASS M
November 30, 2007**	$9.03	.16	.02	.18	(.16)	(.16)	—	$9.05	2.05*	$2,153	.59*	1.83*	6.84*
May 31, 2007	9.02	.32(c)	.01	.33	(.32)	(.32)	—	9.03	3.73	2,350	1.20(c)	3.55(c)	15.00
May 31, 2006	9.23	.32	(.21)	.11	(.32)	(.32)	—(d)	9.02	1.21	2,274	1.17	3.51	7.51
May 31, 2005	8.89	.34(c)	.33	.67	(.33)	(.33)	—(d)	9.23	7.68	2,269	1.20(c)	3.75(c)	16.25
May 31, 2004	9.28	.34(c)	(.39)	(.05)	(.34)	(.34)	—	8.89	(.52)	2,220	1.19(c)	3.77(c)	17.09
May 31, 2003	8.91	.39	.37	.76	(.39)	(.39)	—	9.28	8.78	3,440	1.18	4.31	21.79

  * Not annualized.

** Unaudited.

 † For the period October 3, 2006 (commencement of operations) to May 31, 2007.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

May 31, 2007	<0.01%

May 31, 2005	0.01

May 31, 2004	0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42	43

Notes to financial statements 11/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC, (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Pennsylvania tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Pennsylvania.

The fund offers class A, class B, class C and class M shares. Effective January 2, 2008 the fund issued classY shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Prior to January 2, 2008, the class A maximum front-end sales charge was 3.75% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount,

to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2007, the fund had a capital loss carryover of $1,503,870 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,213,296	May 31, 2009

290,574	May 31, 2012

The aggregate identified cost on a tax basis is $154,200,693, resulting in gross unrealized appreciation and depreciation of $7,070,730 and $3,633,346, respectively, or net unrealized appreciation of $3,437,384.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the period ended November 30, 2007, Putnam Management has assumed $63 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended November 30, 2007, the fund incurred $58,873 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended November 30, 2007, the fund’s expenses were reduced by $61,827 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $288, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for

services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $10,382 and $274 from the sale of class A and class M shares, respectively, and received $15,451 and $90 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received $1,000 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,604,288 and $17,227,578, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 11/30/07:
Shares sold	845,292	$7,592,495

Shares issued
in connection
with reinvestment
of distributions	188,425	1,694,173

	1,033,717	9,286,668

Shares
repurchased	(1,262,420)	(11,341,181)

Net decrease	(228,703)	$(2,054,513)

Year ended 5/31/07:
Shares sold	1,098,759	$9,983,672

Shares issued
in connection
with reinvestment
of distributions	381,503	3,466,607

	1,480,262	13,450,279

Shares
repurchased	(2,156,782)	(19,572,727)

Net decrease	(676,520)	$(6,122,448)

CLASS B	Shares	Amount

Six months ended 11/30/07:
Shares sold	31,408	$ 282,144

Shares issued
in connection
with reinvestment
of distributions	23,600	211,917

	55,008	494,061

Shares
repurchased	(415,177)	(3,727,981)

Net decrease	(360,169)	$(3,233,920)

Year ended 5/31/07:
Shares sold	99,415	$ 900,873

Shares issued
in connection
with reinvestment
of distributions	58,156	527,763

	157,571	1,428,636

Shares
repurchased	(977,059)	(8,870,885)

Net decrease	(819,488)	$(7,442,249)

CLASS C	Shares	Amount

Six months ended 11/30/07:
Shares sold	72,273	$648,141

Shares issued
in connection
with reinvestment
of distributions	531	4,773

	72,804	652,914

Shares
repurchased	(1,127)	(10,151)

Net increase	71,677	$642,763

For the period 10/3/06 (commencement of operations)
to 5/31/07:
Shares sold	37,565	$343,131

Shares issued
in connection
with reinvestment
of distributions	438	3,984

	38,003	347,115

Shares
repurchased	(274)	(2,521)

Net increase	37,729	$344,594

CLASS M	Shares	Amount

Six months ended 11/30/07:
Shares sold	14,042	$125,525

Shares issued
in connection
with reinvestment
of distributions	3,869	34,809

	17,911	160,334

Shares
repurchased	(40,224)	(362,320)

Net decrease	(22,313)	$(201,986)

Year ended 5/31/07:
Shares sold	28,899	$262,116

Shares issued
in connection
with reinvestment
of distributions	7,510	68,261

	36,409	330,377

Shares
repurchased	(28,404)	(258,913)

Net increase	8,005	$71,464

At November 30, 2007, Putnam, LLC owned 1,137 class C shares of the fund (1.0% of class C shares outstanding), valued at $10,275.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA054 248717 1/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2008